SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K /A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2016

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Ridge Road # 335, Austin, TX  78746
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512)250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 21, 2016, FieldPoint Petroleum Corp. convened its Annual Meeting of Stockholders. As of the record date of the meeting, September 1, 2016, there were 8,890,101 shares of common stock issued and outstanding and eligible to vote at the meeting.  At the meeting, an aggregate of 7,086,001 shares were present, either in person or by proxy, which constituted a quorum for the meeting.

Following are the results of the matters voted on by Stockholders at the Annual Meeting:

                                                                                                                                        Broker

1.

Election of Directors                             For                       Withheld                    Non-Votes

Roger Bryant

4,518,938

186,983

2,380,080

Dan Robinson

4,519,938

185,983

2,380,080

Karl Reimers

4,519,838

186,083

2,380,080

Phil Roberson

4,519,158

186,763

2,380,080

Nancy Stephenson

4 ,521,018

184,903

2,380,080

2.

Ratification of appointment of Hein & Associates LLP as independent registered public accounting firm.

                    For                           Against                            Abstain

               6,529,379                       485,675                             70,947

3.

Approval of sale of equity securities on terms within certain parameters to regain compliance with NYSE MKT continued listing requirements.

                                                                                                                                    Broker

                    For                        Against                            Abstain                           Non-Votes

               4,538,430                     121,945                             45,546                            2,380,080

4.

Advisory approval of the Company’s executive compensation.

                                                                                                                                    Broker

                    For                         Against                            Abstain                          Non-Votes

               4,562,550                     79,674                              63,697                             2,380,080

5.

Advisory Vote on the frequency of a shareholder vote on executive compensation.

                                                                                                                                    Broker

                                                          For                           Abstain                          Non-Votes

1 Year

1,012,136                      55,553                          2,380,080

2 Year

3,579,600                      55,553                          2,380,080

3 Year

    58,632                      55,553                          2,380,080

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: October 2 5 , 2016	By_/s/ Phillip Roberson________________________ Phillip Roberson, President